UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2004

                             Oneida Financial Corp.
             (Exact name of registrant as specified in its charter)

            Federal                     000-25101                16-1561678
   ---------------------------       ---------------           ---------------
  (State or other jurisdiction      (SEC File Number)         (I.R.S. Employer
        of incorporation)                                    Identification No.)

                  182 Main Street, Oneida, New York 13421-1676
                  --------------------------------------------
                    (Address of principal executive offices)
                    ----------------------------------------

       Registrant's telephone number, including area code: (315) 363-2000


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1,2,3,4,5,6,8,9,10 and 11:  Not Applicable

Item 7.   Financial Statements and Exhibits
          ---------------------------------

         (a)  Not Applicable

         (b)  Not Applicable

         (c)  Exhibits

              Exhibit No.               Description
              -------------------------------------
              99.1                      Press release dated July 19, 2004

Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

          On July 16, 2004, Oneida Financial Corp. issued a press release disclosing second quarter 2004 financial results. A copy of the press release is included as exhibit 99.1 to this report.


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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 Oneida Financial Corp.


DATE:  July 19, 2004                        By:  /s/ Michael R. Kallet
                                                 ---------------------
                                                     Michael R. Kallet
                                                     President and Chief
                                                      Executive Officer

                                  EXHIBIT INDEX
                                  -------------

99.1   News release dated July 16, 2004 announcing June 30, 2004 earnings.